AGREEMENT


         This Agreement is entered into as of this 28th day of March, 1997, by and between LifeRate Systems, Inc., a corporation organized under the laws of the State of Minnesota (the "Company") and The Atlanta Cardiology Group, P.C., a professional corporation organized under the laws of the State of Georgia ("ACG").

                                    RECITALS:

         The Company and ACG are parties to a certain Letter of Agreement (the "Letter Agreement") dated September 28, 1994 relating to the development, production and implementation of certain practice guidelines and clinical outcomes systems for cardiology (all such guidelines, products and systems developed or being developed under the Letter Agreement being herein called "Letter Agreement Products and Systems").

         The Company and ACG desire to terminate the Letter Agreement in its entirety and replace it with a new agreement as provided herein.

         In connection with the termination of the Letter Agreement, the Company has agreed to issue, and ACG have agreed to acquire, on the terms and conditions set forth herein, a Convertible Subordinated Note in the principal amount of $2,250,000 U.S., in the form attached as Exhibit A (the "Note"), which Note also provides, among other things, that $2,000,000 of the principal amount thereof is convertible into shares of the Company's Common Stock, in which event the remaining $250,000, together with accrued interest, shall be payable at maturity.

                                   AGREEMENT:

         For good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the Company and ACG agree as follows:

1. Agreement To Issue And Acquire Note; Termination Of Letter Agreement; Mutual Release.

         1.1. Issuance of Note. Subject to the terms and conditions hereof, at the Closing (as defined below), and in consideration for the termination of the Letter Agreement and the execution of the Mutual Release (referred to below), the Company hereby agrees to issue to ACG, and ACG agrees to acquire from the Company, the Note.

         1.2. Termination of Letter Agreement. Subject to the terms and conditions hereof, at the Closing, the Letter Agreement shall terminate in all respects and neither ACG nor the Company shall have any responsibility, liability or obligation to each other in respect of the Letter Agreement.

         1.3. Mutual Release. Subject to the terms and conditions hereof, at the Closing, the parties hereto will each execute the Mutual Release in the form attached as Exhibit B.

 2.      Closing.

         2.1. Closing Dates. The closing of the matters provided for in this Agreement shall take place at the offices of Oppenheimer Wolff & Donnelly, 45 South Seventh Street, Suite 3400, Minneapolis, Minnesota 55402, at 11 a.m., Minneapolis time, on or about March 26, 1997, or as soon as practical thereafter (the "Closing") or at such other place or different time or day as may be mutually acceptable to ACG and the Company, provided that all other conditions to the Closing as provided in this Agreement have been met to the reasonable satisfaction of, or waived by, ACG or the Company, as the case may be. The date and time on which the Closing occurs is referred to as the "Closing Date."

         2.2. Delivery of Note. At the Closing, the Company will deliver the Note to ACG. The Note shall be dated and shall accrue interest on the original principal amount commencing on the Closing Date.

3.       Representations And Warranties By The Company.

         The Company hereby represents and warrants to ACG the following as of the Closing Date, except as disclosed in the Schedules attached hereto in reasonable detail:

         3.1. Organization, Standing, Etc. The Company is a corporation duly organized, validly existing and in good standing under the laws of the State of Minnesota and has the requisite power and authority to own or lease its properties and to carry on its business as it is now being conducted. The Company has the requisite power and authority to execute this Agreement and to issue the Note and the shares issuable on conversion of the Note (the "Conversion Shares") and to perform its obligations under this Agreement and the Note.

         3.2. Governing Instruments. The copies of the charter documents of the Company, and all amendments thereto (collectively, the "Charter Documents"), delivered to legal counsel for ACG prior to the execution of this Agreement, are true and complete copies of the duly and legally adopted Charter Documents in effect.

         3.3. Valid Issuance. The Note, when issued pursuant to the terms of this Agreement, will be duly authorized, validly issued and enforceable in accordance with its terms and the terms of this Agreement, except as such enforceability may be limited by bankruptcy, insolvency, moratorium, reorganization or other similar laws affecting the enforcement of creditors' rights generally and to judicial limitations on the enforcement of the remedy of specific performance and other equitable remedies. The Conversion Shares have been reserved for issuance and, when issued upon the conversion of the Note, will be duly authorized, validly issued and outstanding, fully paid, nonassessable and free and clear of all pledges, liens and encumbrances.

         3.4. Securities Laws. Based in part upon the representations of ACG in Section 4, no consent, authorization, approval, permit or order of or filing with any governmental or regulatory authority is required under current laws and regulations in connection with the execution and delivery of this Agreement or the offer, issuance, sale or delivery of the Note, other than the filing of a Form D pursuant to Regulation D under the Securities Act of 1933, as amended (the "Securities Act"), and the qualification thereof, if required, under applicable state securities laws which qualification has been or will be effected as a condition of this sale. Under the circumstances contemplated by this Agreement, the offer, issuance, sale and delivery of the Note will not, under current laws and regulations, require compliance with the prospectus delivery or registration requirements of the Securities Act.

         3.5.     Capital Stock.

                  (a) The authorized capital stock of the Company as of the date hereof is contained in the Company's Annual Report on Form 10-KSB, for the year-ended December 31, 1996 ("Form 10-KSB"). All of the outstanding shares of the Company were duly authorized and validly issued and are fully paid and nonassessable.

                  (b) There are no outstanding subscriptions, options, warrants, calls, contracts, demands, commitments, convertible securities or other agreements or arrangements of any character or nature whatever, other than this Agreement, under which the Company is obligated to issue any securities of any kind representing an ownership interest in the Company, except as set forth in the Form 10-KSB. The issuance of the Note and the Conversion Shares do not constitute an event, under any anti-dilution provisions of any securities issued (or issuable pursuant to outstanding rights, warrants or options) by the Company or any agreements with respect to the issuance of securities by the Company, which will either increase the number of shares issuable pursuant to such provisions or decrease the consideration per share to be received by the Company pursuant to such provisions.

                  (c) Except as set forth on the Form 10-KSB, no holder of any securities of the Company is entitled to any preemptive or similar rights to purchase any securities of the Company from the Company.

         3.6. Corporate Acts and Proceedings. This Agreement has been duly authorized by all necessary corporate action on behalf of the Company, has been duly executed and delivered by authorized officers of the Company, is a valid and binding agreement on the part of the Company and is enforceable against the Company in accordance with its terms, except as such enforceability may be limited by bankruptcy, insolvency, moratorium, reorganization or other similar laws affecting the enforcement of creditors' rights generally and to judicial limitations on the enforcement of the remedy of specific performance and other equitable remedies. All corporate actions necessary to the authorization, creation, issuance and delivery of the Note and the Conversion Shares and reservation of the Conversion Shares contemplated hereunder has been taken by the Company, or will be taken by the Company on or prior to the Closing.

4.       Representations and Agreements of ACG.

         ACG hereby severally represents, warrants to, and agrees with, the Company that:

         4.1. Investment Intent. ACG is purchasing the Note for investment for such its own account and not with the view to, or for resale in connection with, any distribution or public offering thereof. ACG has no current plan or intention to engage in a sale, exchange, transfer, distribution, redemption, reduction in any way of ACG's risk of ownership by short sale or otherwise, or other disposition, directly or indirectly of the Note pursuant to this Agreement.

         4.2. Knowledge and Experience. ACG has substantial experience in evaluating and investing in private placement transactions of securities in companies similar to the Company and has the knowledge and experience in financial and business matters such that ACG is capable of evaluating the merits and risks of his investment in the Company and has the capacity to protect his own interests.

         4.3. Location of Principal Office, Qualification as an Accredited Investor, Etc. The state of domicile of ACG is the state set forth in ACG's address in Sections 12.2. ACG, by execution of this Agreement, hereby represents that it qualifies as an "accredited investor" for purposes of Regulation D promulgated under the Securities Act. ACG can bear the loss of the entire investment in the Note without any material adverse effect on its assets, net worth, business, operations or prospects.

         4.4. Acts and Proceedings. This Agreement has been duly authorized by all necessary action on the part of ACG, has been duly executed and delivered by ACG, and is a valid and binding agreement of ACG and enforceable against ACG in accordance with its terms, except as enforceability may be limited by bankruptcy, insolvency, moratorium, reorganization or other similar laws affecting the enforcement of creditor's rights generally and to judicial limitations on the remedy of specific enforcement and other equitable remedies.

         4.5. Disclosure of Information. ACG acknowledges that the Company has made available to ACG at a reasonable time prior to the execution of this Agreement the opportunity to ask questions and receive answers concerning the terms and conditions of the offering of the Note and to obtain any additional information (which the Company possesses or can acquire without unreasonable effort or expense) as may be necessary to verify the accuracy of information furnished to ACG. The foregoing, however, does not limit or modify the representations and warranties of the Company in this Agreement or the right of ACG to rely thereon. ACG acknowledges that in making the decision to invest in the Company, ACG is not relying on any person, firm or company, other than the Company and its officers, employees and/or directors.

         4.6. Restrictions on Resale; Rule 144. ACG understands that (i) neither the Note nor the Conversion Shares have been registered under the Securities Act or any state securities laws because they are being issued in transactions exempt from such registration requirements, pursuant to Section 4(2) of the Securities Act and applicable state securities laws, and
                  (ii) the reliance of the Company and others upon these exemptions is predicated in part upon this representation by ACG. ACG acknowledges that the Shares must be held indefinitely unless subsequently registered under the Securities Act and any applicable state securities act or unless exemptions from such registration are available. ACG understands that neither the Note nor the Conversion Shares may be transferred or resold without (i) registration under the Securities Act and any applicable state securities laws, or (ii) an exemption from the requirements of the Securities Act and applicable state securities laws. ACG understands that an exemption from such registration is not presently available pursuant to Rule 144 promulgated under the Securities Act by the Securities and Exchange Commission (the "Commission") and that ACG may not sell any securities acquired hereunder pursuant to Rule 144 prior to the expiration of a two-year period (or shorter period, if applicable) after ACG has acquired such securities and in full compliance with all other provisions of Rule 144.

         4.7. Legend; Stop Transfer. The Note shall bear the following legend:

                  "THIS NOTE AND THE UNDERLYING SECURITIES HAVE NOT BEEN REGISTERED UNDER EITHER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"), OR APPLICABLE BLUE SKY LAWS, AND IS SUBJECT TO CERTAIN INVESTMENT REPRESENTATIONS. THIS NOTE MAY NOT BE SOLD, OFFERED FOR SALE OR TRANSFERRED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION UNDER THE ACT, AND THE APPLICABLE BLUE SKY LAWS OR AN EXEMPTION THEREFROM."

                  The Conversion Shares, if and when issued shall bear a similar legend. In addition, the Company shall make a notation regarding the restrictions on transfer of the Note and Conversion Shares in its books and the Note and Conversion Shares shall be transferred on the books of the Company only if transferred or sold pursuant to an effective registration statement under the Securities Act covering the Note and Conversion Shares or an opinion of counsel satisfactory to the company that such registration is not required.

         4.8. No Intellectual Property Rights. ACG confirms, acknowledges and agrees that ACG does not own, or claim any ownership or other any right, title or interest in, any intellectual property rights related to the Letter Agreement Products and Systems, or any other intellectual property of the Company, including, but not limited to, any inventions, patents, copyrights, trade secrets, trademarks or confidential information embodied in source code or object code.

5.       Conditions of ACG's Obligations.

         The obligation of ACG to acquire the Note at the Closing is subject to the fulfillment or written waiver by ACG prior to or on the Closing Date of the conditions set forth in this Section 5.

         5.1. Representations and Warranties. The representations and warranties of the Company under this Agreement shall be true in all material respects as of the Closing Date with the same effect as though made on and as of such date.

         5.2. Compliance with Agreement. The Company shall have performed and complied with all agreements or conditions required by this Agreement to be performed and complied with by it prior to or as of the Closing Date.

         5.3. Certificate of Officers. The Company shall have delivered to ACG a certificate, dated as of each Closing Date, executed by the President and Chief Financial Officer of the Company, certifying to the satisfaction of the conditions specified in Sections 5.1 and 5.2.

         5.4. Supporting Documents. Legal counsel for ACG shall have received the following:

                  (a) a copy of resolutions of the Board of Directors authorizing and approving the Note and authorizing and approving the execution, delivery and performance of this Agreement, all such resolutions to be certified by an officer of the Company;

                  (b) a Certificate of Incumbency executed by an officer of the Company certifying the names, titles and signatures of the officers authorized to execute this Agreement and further certifying that the Charter Documents of the Company delivered to legal counsel for ACG at the time of the execution of this Agreement have been validly adopted and have not been amended or modified; and

                  (c) such additional supporting documentation and other information with respect to the transactions contemplated hereby as legal counsel for ACG may reasonably request.

         5.5. Qualification under State Securities Laws. All registrations, qualifications, permits and approvals required under applicable state securities laws for the lawful execution and delivery of this Agreement and the offer, sale, issuance and delivery of the securities to ACG at the closing shall have been obtained or will be obtained in compliance with such laws.

6.       Conditions of the Company's Obligations.

         The obligations of the Company to ACG under this Agreement are subject to the fulfillment on or before the Closing of each of the following conditions, the waiver of which shall not be effective unless consented to in writing by the Company:

         6.1. Representations and Warranties. The representations and warranties of ACG contained in Section 4 shall be true and correct on and as of the Closing with the same force and effect as if such representations and warranties had been made on and as of the Closing.

         6.2. Qualification under State Securities Laws. All registrations, qualifications, permits and approvals required under applicable state securities laws for the lawful execution and delivery of this Agreement and the offer, sale, issuance and delivery of the securities to ACG at the Closing shall have been obtained or will be obtained in compliance with such laws.

7.       Affirmative Covenants of the Company.

         While the Note remains outstanding, the Company covenants and agrees as follows:

         7.1. Note Covenants. The Company shall comply with the Affirmative Covenants of the Company as set forth in Section 7 of the Note.

         7.2. Conversion of Note. The Note shall be convertible, at the option of ACG, at the rate and on the other terms and conditions set forth in the Note. All of the Conversion Shares that may be issued, upon issuance, will be fully paid and nonassessable and free from all taxes, liens and charges (except for taxes, if any, upon the income of the holder and applicable transfer taxes) with respect to the issue thereof. The Company further covenants and agrees that the Company will at all times have authorized and reserved a sufficient number of its shares of Common Stock for the purpose of issuance upon the exercise of such conversion privileges.

         7.3. Designee to Attend Board Meetings. ACG will have the right to appoint a designee to attend all meetings of the Board of Directors of the Company, which designee shall also receive copies of all materials distributed to the Board.

         7.4. License. The Company will grant ACG a perpetual, royalty-free license to use the LifeRate system, including upgrades, as well provide ACG with access to the LifeRate's complete database, upon mutually agreeable terms to be negotiated within the next 30 days.

8.       Negative Covenants.

         The Company agrees that while the Note remains outstanding the Company will comply with the negative covenant set forth in Section 8 of the Note.

9.       Registration Rights.

         9.1. Required Registration. If, at any time after ACG shall have given notice of conversion to the Company indicating the intent to convert the Note into shares of Common Stock, the Company shall receive a written request from ACG, the Company shall prepare and file a registration statement under the Securities Act as promptly as reasonable possible, covering the number of Conversion Shares which are the subject of such requests and shall use its best efforts to cause such registration statement to become effective. In the event that ACG determines for any reason not to proceed with a registration at any time before the registration statement has been declared effective by the Commission, and such registration statement is withdrawn with respect to the Conversion Shares covered thereby, and ACG agrees to bear its own expenses incurred in connection therewith and to reimburse the Company for the expenses incurred by it attributable to the registration of such Conversion Shares, then ACG shall not be deemed to have exercised a right to require the Company to register Conversion Shares pursuant to this Section at the expense of the Company. If a registration statement filed by the Company at the request of ACG pursuant to this Section is withdrawn at the initiative of the Company, then ACG shall not be deemed to have exercised a right to require the Company to register Conversion Shares pursuant to this Section.

                  The managing underwriter of an offering registered pursuant to this Section shall be selected by ACG and shall be reasonably acceptable to the Company. Without the written consent of ACG, neither the Company nor any other holder of securities of the Company may include securities in such registration if, in the good faith judgment of the managing underwriter of such public offering, the inclusion of such securities would interfere with the successful marketing of the Conversion Shares or require the exclusion of any portion of the Conversion Shares to be registered. Shares to be excluded from an underwritten public offering shall be selected in the manner provided in
                  Section 9.2.

                  The obligation of the Company under this Section 9.1 shall be limited to one registration statement. The Company shall pay the expenses described in Section 9.5 for such registration statement.

                  For purposes of this Section 9, Conversion Shares shall be deemed to include the Common Stock or other securities of the Company issued and outstanding in a stock split or reclassification of or a stock dividend or other distribution on or in substitution or exchange for, or in a merger or consolidation involving the Company or a sale of all or substantially all of the Company's assets in exchange for or otherwise in connection with, the Conversion Shares.

         9.2. Incidental Registration. Each time the Company shall determine to proceed with the actual preparation and filing of a registration statement under the Securities Act in connection with the proposed offer and sale for money of any of its securities by it or any of its security holders (other than a registration statement on Form S-4, S-8 or other limited purpose form), the Company will give written notice of its determination to ACG. Upon the written request of ACG given within 30 days after receipt of any such notice from the Company, the Company will, except as herein provided, cause all Conversion Shares so requested to be included in such registration statement, all to the extent requisite to permit the sale or other disposition by the prospective seller or sellers of the Conversion Shares to be so registered; provided, however, that nothing herein shall prevent the Company from, at any time, abandoning or delaying any registration. If any registration pursuant to this Section shall be underwritten in whole or in part, the Company may require that the Conversion Shares requested for inclusion pursuant to this Section be included in the underwriting on the same terms and conditions as the securities otherwise being sold through the underwriters. If in the good faith judgment of the managing underwriter of such public offering the inclusion of all of the Conversion Shares originally covered by a request for registration would reduce the number of shares to be offered by the Company or interfere with the successful marketing of the shares of stock offered by the Company, the number of Conversion Shares to be included in the underwritten public offering shall be reduced; first, pro rata among the holders thereof requesting inclusion in such registration who do not have written registration rights, and thereafter, pro rata among those holders who have written registration rights. Those Conversion Shares which are thus excluded from the underwritten public offering shall be withheld from the market by the holders thereof for a period, not to exceed 90 days, which the managing underwriter reasonably determines is necessary in order to effect the underwritten public offering.

         9.3. Registration Procedures. If and whenever the Company is required by the provisions of Section 9.1 to effect the registration of Conversion Shares under the Securities Act, the Company will:

                  (a) prepare and file with the Commission a registration statement with respect to such securities, and use its best efforts to cause such registration statement to become and remain effective for such period as may be reasonably necessary to effect the sale of such securities, not to exceed nine months;

                  (b) prepare and file with the Commission such amendments to such registration statement and supplements to the prospectus contained therein as may be necessary to keep such registration statement effective for such period as may be reasonably necessary to effect the sale of such securities, not to exceed nine months;

                  (c) furnish to the security holders participating in such registration and to the underwriters of the securities being registered such reasonable number of copies of the registration statement, preliminary prospectus, final prospectus and such other documents as such underwriters may reasonably request in order to facilitate the public offering of such securities;

                  (d) use its best efforts to register or qualify the securities covered by such registration statement under such state securities or blue sky laws of such jurisdictions as such participating holders may reasonably request within 20 days following the original filing of such registration statement, except that the Company shall not for any purpose be required to execute a general consent to service of process or to qualify to do business as a foreign corporation in any jurisdiction wherein it is not so qualified;

                  (e) notify the security holders participating in such registration, promptly after it shall receive notice thereof, of the time when such registration statement has become effective or a supplement to any prospectus forming a part of such registration statement has been filed;

                  (f) notify such holders promptly of any request by the Commission for the amending or supplementing of such registration statement or prospectus or for additional information;

                  (g) prepare and file with the Commission, promptly upon the request of any such holders, any amendments or supplements to such registration statement or prospectus which, in the opinion of counsel for such holders (and concurred in by counsel for the Company), is required under the Securities Act or the rules and regulations thereunder in connection with the distribution of the conversion shares by such holder;

                  (h) prepare and promptly file with the Commission and promptly notify such holders of the filing of such amendment or supplement to such registration statement or prospectus as may be necessary to correct any statements or omissions if, at the time when a prospectus relating to such securities is required to be delivered under the Securities Act, any event shall have occurred as the result of which any such prospectus or any other prospectus as then in effect would include an untrue statement of a material fact or omit to state any material fact necessary to make the statements therein, in the light of the circumstances in which they were made, not misleading;

                  (i) advise such holders, promptly after it shall receive notice or obtain knowledge thereof, if the issuance of any stop order by the Commission suspending the effectiveness of such registration statement or the initiation or threatening of any proceeding for that purpose and promptly use its best efforts to prevent the issuance of any stop order or to obtain its withdrawal if such stop order should be issued; and

                  (j) not file any amendment or supplement to such registration statement or prospectus to which a majority in interest of such holders shall have reasonably objected on the grounds that such amendment or supplement does not comply in all material respects with the requirements of the Securities Act or the rules and regulations thereunder, after having been furnished with a copy thereof at least two business days prior to the filing thereof, unless in the opinion of counsel for the Company the filing of such amendment or supplement is reasonably necessary to protect the Company form any liabilities under any applicable federal or state law and such filing will not violate applicable law.

         9.4.     Expenses. With respect to a registration statement pursuant to
                  Section 9.1, with the exception of such expenses incurred after the decision by the Company not to proceed, the Company shall bear the following fees, costs and expenses: all registration, filing and NASD fees, printing expenses, fees and disbursements of counsel and accountants for the Company and all legal fees and disbursements and other expenses of complying with state securities or blue sky laws of any jurisdictions in which the securities to be offered are to be registered or qualified. Fees and disbursements of counsel and accountants for the selling security holders, underwriting discounts and commissions and transfer taxes for selling security holders and any other expenses incurred by the selling security holders not expressly included above shall be borne by the selling security holders.

         9.5.     Indemnification.

                  (a) The Company will indemnify and hold harmless ACG and any underwriter (as defined in the Securities Act) for such holder and each person, if any, who controls such holder or such underwriter within the meaning of the Securities Act, from and against any and all loss, damage, liability, cost and expense to which such holder or any such underwriter or controlling person may become subject under the Securities Act or otherwise, insofar as such losses, damages, liabilities, costs or expenses are caused by any untrue statement or alleged untrue statement of any material fact contained in such registration statement, any prospectus contained therein or any amendment or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances in which they were made, not misleading; provided, however, that the Company will not be liable in any such case to the extent that any such loss, damage, liability, cost or expense arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission so made in conformity with written information furnished by such holder or such controlling person in writing specifically for use in the preparation thereof.

                  (b) ACG will indemnity and hold harmless the Company, any controlling person and any underwriter from and against any and all loss, damage, liability, cost or expense to which the Company or any controlling person and/or any underwriter may become subject under the Securities Act or otherwise, insofar as such losses, damages, liabilities, costs or expenses are caused by any untrue or alleged untrue statement of any material fact contained in such registration statement, any prospectus contained therein or any amendment or supplement thereto, or arise out of or are based upon the omission or the alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances in which they were made, not misleading, in each case to the extent, but only to the extent, that such untrue statement or alleged untrue statement or omission or alleged omission was so made in reliance upon and in strict conformity with written information furnished by ACG specifically for use in the preparation thereof.

                  (c) Promptly after receipt by an indemnified party pursuant to the provisions of paragraph (a) or (b) of this Section 9.5 of notice of the commencement of any action involving the subject matter of the foregoing indemnity provisions, such indemnified party will, if a claim thereof is to be made against the indemnifying party pursuant to the provisions of said paragraph (a) or (b), promptly notify the indemnifying party of the commencement thereof; but the omission to so notify the indemnifying party will not relieve it from any liability which it may have to any indemnified party otherwise than hereunder. In case such action is brought against any indemnified party and it notifies the indemnifying party of the commencement thereof, the indemnifying party shall have the right to participate in, and, to the extent that it may wish, jointly with any other indemnifying party similarly notified, to assume the defense thereof, with counsel satisfactory to such indemnified party; provided, however, if the defendants in any action include both the indemnified party and the indemnifying party and there is a conflict of interest which would prevent counsel for the indemnifying party from also representing the indemnified party, the indemnified party or parties shall have the right to select separate counsel to participate in the defense of such action on behalf of such indemnified party or parties. After notice from the indemnifying party to such indemnified party of its election so to assume the defense thereof, the indemnifying party will not be liable to such indemnified party pursuant to the provisions of said paragraph (a) or (b) for any legal or other expense subsequently incurred by such indemnified party in connection with the defense thereof other than reasonable costs of investigation, unless (i) the indemnified party shall have employed counsel in accordance with the proviso of the preceding sentence, (ii) the indemnifying party shall not have employed counsel satisfactory to the indemnified party to represent the indemnified party within a reasonable time after the notice of the commencement of the action, or (iii) the indemnifying party has authorized the employment of counsel for the indemnified party at the expense of the indemnifying party.

10.      Events of Default; Acceleration.

         An "Event of Default" shall occur upon the occurrence of any of the following events:

         10.1. Representation and Warranties. Any representation or warranty made by the Company herein shall prove to have been incorrect in any material respect on or as of the date made and remains unremedied for a period of thirty (30) days after ACG provides the Company with written notice thereof; or

         10.2. Covenants. The Company shall default in the observance or performance of any material covenant or agreement contained in this Agreement and such default shall continue unremedied for a period of the earlier of thirty (30) days from the date an executive officer of the Company has actual knowledge of such default or thirty (30) days after ACG has provided the Company with written notice of such breach; or

         10.3.    Note Terms. An Event of Default shall occur under the Note;

         then, and in any such event, so long as any Event of Default shall be continuing, ACG by notice of default to the Company, declare the Note owned by ACG (with accrued interest thereon) and all other amounts owing under this Agreement to be due and payable forthwith, whereupon the same shall immediately become due and payable.

11.      Remedies Upon an Event of Default.

         Upon the occurrence of an Event of Default, unless such Event of Default shall have been waived or cured prior to the exercise of the remedies set forth in this Section, ACG shall have all other remedies at law or in equity, afforded to holders of debt or otherwise provided for by this Agreement.

12.      Miscellaneous.

         12.1. Changes, Waivers, Etc. Neither this Agreement nor any provision hereof may be changed, waived, discharged or terminated orally, but only by a statement in writing signed by the party against which enforcement of the change, waiver, discharge or termination is sought.

         12.2. Notices. All notices, requests, consents and other communications required or permitted hereunder shall be in writing and shall be delivered, or mailed first-class postage prepaid, registered or certified mail, as follows:

                  (a)      if to ACG, to the addresses listed on Schedule 1; and

                           The Atlanta Cardiology Group, P.C.
                           5665 Peachtree
                           Dunwoody Road N.E.
                           Atlanta, GA  30342
                           Attention:  President

                  (b)      if to the Company, to:

                           LifeRate Systems, Inc.
                           7210 Metro Boulevard
                           Edina, MN  55439
                           Attention:  Chief Executive Officer

                  and such notices and other communications shall for all purposes of this Agreement be treated as being effective or having been given if delivered personally, or, if sent by mail, when received. Any party may change its address for such communications by giving notice thereof to the other parties in conformity with this Section.

         12.3. Survival of Representations, Warranties, Agreements, Etc. All representations, warranties, covenants and agreements contained herein or in any certificate delivered pursuant to this Agreement shall survive the execution and delivery of this Agreement or such certificate, as the case may be, any investigation at any time made by ACG or on its behalf, and the closing of the transactions contemplated by this Agreement. All statements contained in any certificate, instrument or other writing prepared by or on behalf of the Company and delivered by the Company pursuant to this Agreement or in connection with or in contemplation of the transactions herein contemplated shall constitute representations and warranties by the Company hereunder.

         12.4. Successors and Assigns. The terms and conditions of this Agreement shall inure to the benefit of and be binding upon and be enforceable by the successors and assigns of the parties hereto, including the holder or holders from time to time of any of the Note or Conversion Shares; provided, however, that ACG may assign all or a portion of this Note to no more than one additional person or entity upon the prior written consent of the Company, which shall not be unreasonably withheld.

         12.5. Entire Agreement. This Agreement, the schedules hereto, the documents referenced herein and the exhibits thereto, constitute the entire understanding and agreement of the parties hereto with respect to the subject matter hereof and thereof and supersede all prior and contemporaneous agreements or understandings, inducements or conditions, express or implied, written or oral, between the parties with respect hereto and thereto. The express terms hereof control and supersede any course of performance or usage of the trade inconsistent with any of the terms hereof.

         12.6. Other Remedies. Any and all remedies herein expressly conferred upon a party shall be deemed cumulative with, and not exclusive of, any other remedy conferred hereby or by law on such party, and the exercise of any one remedy shall not preclude the exercise of any other.

         12.7. Delays or Omissions. Except as expressly provided herein, no delay or omission to exercise any right, power or remedy accruing to any party under this Agreement shall impair any such right, power or remedy of such party nor shall it be construed to be a waiver of any such breach or default, or an acquiescence thereto, or of a similar breach or default thereafter occurring; nor shall any waiver of any single breach or default be deemed a waiver of any other breach or default theretofore or thereafter occurring. Any waiver, permit, consent or approval of any kind or character on the part of any party hereto of any breach of default under the Agreement, or any waiver on the part of any party of any provisions or conditions of this Agreement, must be in writing and shall be effective only to the extent specifically set forth in such writing.

         12.8. Construction of Agreement. This Agreement has been negotiated by the respective parties hereto and their attorneys and the language hereof shall not be construed for or against any party. A reference in this Agreement to any section shall include a reference to every section the number of which begins with the number of the section to which reference is specifically made. The titles and headings herein are for reference purposes only and shall not in any manner limit the construction of this Agreement which shall be considered as a whole. A reference to a section means a section of this Agreement, unless the context expressly otherwise requires.

         12.9. Governing Law. This Agreement shall be governed by and construed under the laws of the State of Minnesota.

         12.10. Counterparts. This Agreement may be executed concurrently in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

         12.11. Severability. Should any one or more of the provisions of this Agreement or of any agreement entered into pursuant to this Agreement be determined to be illegal or unenforceable, all other provisions of this Agreement and of each other agreement entered into pursuant to this Agreement, shall be given effect separately from the provision or provisions determined to be illegal or unenforceable and shall not be affected thereby.

         12.12. Expenses. The Company will reimburse ACG for up to an aggregate of $10,000 of professional fees and expenses incurred in connection with the negotiation and execution of this Agreement and the Note, upon submission of reasonable documentation.

         IN WITNESS WHEREOF, each of the Company and ACG has caused this Agreement to be executed by its duly authorized representatives in counterpart.


COMPANY:                             LIFERATE SYSTEMS, INC.


                                      By:______________________________________
                                      Its: ____________________________________


ACG:                                  ATLANTA CARDIOLOGY GROUP, P.C.

                                      By:______________________________________
                                      Its: ____________________________________